Exhibit (d)(3)(ii)

SCHEDULE A

TO PROFUNDS AMENDED AND RESTATED EXPENSE LIMITATION AGREEMENT

OPERATIONAL PUBLIC PROFUNDS

Effective December 1, 2007 – November 30, 2008

	Expense Limit
Fund Name	Investor Class	Service Class	Class A1
Banks UltraSector ProFund	1.55%	2.55%	1.80%
Basic Materials UltraSector ProFund	1.95%	2.95%	2.20%
Bear ProFund	1.95%	2.95%	2.20%
Biotechnology UltraSector ProFund	1.55%	2.55%	1.80%
Bull ProFund	1.95%	2.95%	2.20%
Consumer Goods UltraSector ProFund	1.55%	2.55%	1.80%
Consumer Services UltraSector ProFund	1.55%	2.55%	1.80%
Europe 30 ProFund	1.95%	2.95%	2.20%
Falling U.S. Dollar ProFund	1.95%	2.95%	2.20%
Financials UltraSector ProFund	1.55%	2.55%	1.80%
Health Care UltraSector ProFund	1.55%	2.55%	1.80%
Industrials UltraSector ProFund	1.55%	2.55%	1.80%
Internet UltraSector ProFund	1.95%	2.95%	2.20%
Large-Cap Growth ProFund	1.95%	2.95%	2.20%
Large-Cap Value ProFund	1.95%	2.95%	2.20%
Mid-Cap Growth ProFund	1.95%	2.95%	2.20%
Mid-Cap ProFund	1.58%	2.58%	1.83%
Mid-Cap Value ProFund	1.95%	2.95%	2.20%
Mobile Telecommunications UltraSector ProFund	1.55%	2.55%	1.80%
Oil & Gas UltraSector ProFund	1.95%	2.95%	2.20%
Oil Equipment, Services & Distribution UltraSector ProFund	1.55%	2.55%	1.80%
OTC ProFund	1.95%	2.95%	2.20%
Pharmaceuticals UltraSector ProFund	1.55%	2.55%	1.80%
Precious Metals UltraSector ProFund	1.95%	2.95%	2.20%
Real Estate UltraSector ProFund	1.95%	2.95%	2.20%
Rising Rates Opportunity 10 ProFund	1.95%	2.95%	2.20%
Rising Rates Opportunity ProFund	1.95%	2.95%	2.20%
Rising U.S. Dollar ProFund	1.49%	2.49%	1.74%

[1]

Only the following Funds’ Class A shares are operational, or are expected to be operational, by January 1, 2008: Rates Opportunity ProFund, Rising Rates Opportunity 10 ProFund, U.S. Government ProFund, Mid-Cap ProFund, Small-Cap ProFund, UltraMid-Cap ProFund and UltraSmall-Cap ProFund.

	Expense Limit
Fund Name	Investor Class	Service Class	Class A1
Semiconductor UltraSector ProFund	1.55%	2.55%	1.80%
Short Oil & Gas ProFund	1.55%	2.55%	1.80%
Short OTC ProFund	1.95%	2.95%	2.20%
Short Precious Metals ProFund	1.95%	2.95%	2.20%
Short Real Estate ProFund	1.95%	2.95%	2.20%
Short Small-Cap ProFund	1.95%	2.95%	2.20%
Small-Cap Growth ProFund	1.49%	2.49%	1.74%
Small-Cap ProFund	1.49%	2.49%	1.74%
Small-Cap Value ProFund	1.49%	2.49%	1.74%
Technology UltraSector ProFund	1.55%	2.55%	1.80%
Telecommunications UltraSector ProFund	1.95%	2.95%	2.20%
U.S. Government Plus ProFund	1.70%	2.70%	1.95%
UltraBear ProFund	1.95%	2.95%	2.20%
UltraBull ProFund	1.95%	2.95%	2.20%
UltraDow 30 ProFund	1.95%	2.95%	2.20%
UltraEmerging Markets ProFund	1.95%	2.95%	2.20%
UltraInternational ProFund	1.95%	2.95%	2.20%
UltraJapan ProFund	1.95%	2.95%	2.20%
UltraLatin America ProFund	1.95%	2.95%	2.20%
UltraMid-Cap ProFund	1.95%	2.95%	2.20%
UltraOTC ProFund	1.95%	2.95%	2.20%
UltraShort Dow 30 ProFund	1.95%	2.95%	2.20%
UltraShort Emerging Markets ProFund	1.95%	2.95%	2.20%
UltraShort International ProFund	1.95%	2.95%	2.20%
UltraShort Japan ProFund	1.58%	2.58%	1.83%
UltraShort Latin America ProFund	1.95%	2.95%	2.20%
UltraShort Mid-Cap ProFund	1.58%	2.58%	1.83%
UltraShort OTC ProFund	1.95%	2.95%	2.20%
UltraShort Small-Cap ProFund	1.95%	2.95%	2.20%
UltraSmall-Cap ProFund	1.95%	2.95%	2.20%
Utilities UltraSector ProFund	1.95%	2.95%	2.20%

NON-OPERATIONAL PUBLIC PROFUNDS

	Expense Limit
Fund Name	Investor Class	Service Class	Class A
Airlines ProFund	1.95%	2.95%	2.20%
Asia 30 ProFund	1.95%	2.95%	2.20%
Broad Market ProFund	1.95%	2.95%	2.20%
China ProFund	1.95%	2.95%	2.20%

	Expense Limit
Fund Name	Investor Class	Service Class	Class A
Dividend Equities ProFund	1.95%	2.95%	2.20%
Dow 30 ProFund	1.95%	2.95%	2.20%
EqualOTC ProFund	1.95%	2.95%	2.20%
International ProFund	1.95%	2.95%	2.20%
Leisure Goods UltraSector ProFund	1.95%	2.95%	2.20%
Short Asia ProFund	1.95%	2.95%	2.20%
Short Basic Materials ProFund	1.95%	2.95%	2.20%
Short Biotechnology ProFund	1.95%	2.95%	2.20%
Short Broad Market ProFund	1.95%	2.95%	2.20%
Short China ProFund	1.95%	2.95%	2.20%
Short Consumer Goods ProFund	1.95%	2.95%	2.20%
Short Consumer Services ProFund	1.95%	2.95%	2.20%
Short Dividend Equities ProFund	1.95%	2.95%	2.20%
Short Dow 30 ProFund	1.95%	2.95%	2.20%
Short EqualOTC ProFund	1.95%	2.95%	2.20%
Short Europe 30 ProFund	1.95%	2.95%	2.20%
Short Financials ProFund	1.95%	2.95%	2.20%
Short Health Care ProFund	1.95%	2.95%	2.20%
Short Industrials ProFund	1.95%	2.95%	2.20%
Short International ProFund	1.95%	2.95%	2.20%
Short Mid-Cap ProFund	1.95%	2.95%	2.20%
Short Oil Equipment, Services & Distribution ProFund	1.95%	2.95%	2.20%
Short Technology ProFund	1.95%	2.95%	2.20%
Short Telecommunications ProFund	1.95%	2.95%	2.20%
Short Transportation ProFund	1.95%	2.95%	2.20%
Short Utilities ProFund	1.95%	2.95%	2.20%
Transportation UltraSector ProFund	1.95%	2.95%	2.20%
U.S. Government 10 ProFund	1.70%	2.70%	1.95%
U.S. Government 30 ProFund	1.70%	2.70%	1.95%
UltraChina ProFund	1.95%	2.95%	2.20%
UltraShort China ProFund	1.95%	2.95%	2.20%

SCHEDULE B

OPERATIONAL PROFUNDS VP

Effective May 1, 2007 – April 30, 2008

Fund Name	Expense Limit
ProFund VP Asia 30	1.63%
ProFund VP Banks	1.63%
ProFund VP Basic Materials	1.63%
ProFund VP Bear	1.63%
ProFund VP Biotechnology	1.63%
ProFund VP Bull	1.63%
ProFund VP Consumer Goods	1.63%
ProFund VP Consumer Services	1.63%
ProFund VP Dow 30	1.63%
ProFund VP Europe 30	1.63%
ProFund VP Financials	1.63%
ProFund VP Health Care	1.63%
ProFund VP Industrials	1.63%
ProFund VP Internet	1.63%
ProFund VP Japan	1.63%
ProFund VP Large-Cap Growth	1.63%
ProFund VP Large-Cap Value	1.63%
ProFund VP Mid-Cap Growth	1.63%
ProFund VP Mid-Cap Value	1.63%
ProFund VP Money Market	1.30%
ProFund VP Oil & Gas	1.63%
ProFund VP OTC	1.63%
ProFund VP Pharmaceuticals	1.63%
ProFund VP Precious Metals	1.63%
ProFund VP Real Estate	1.63%
ProFund VP Rising Rates Opportunity	1.63%
ProFund VP Semiconductor	1.63%
ProFund VP Short Dow 30	1.63%
ProFund VP Short Mid-Cap	1.63%
ProFund VP Short OTC	1.63%
ProFund VP Short Small-Cap	1.63%
ProFund VP Small-Cap	1.63%
ProFund VP Small-Cap Growth	1.63%
ProFund VP Small-Cap Value	1.63%
ProFund VP Technology	1.63%

B-1

Fund Name	Expense Limit
ProFund VP Telecommunications	1.63%
ProFund VP U.S. Government Plus	1.33%
ProFund VP UltraBull	1.63%
ProFund VP UltraMid-Cap	1.63%
ProFund VP UltraOTC	1.63%
ProFund VP UltraShort Dow 30	1.63%
ProFund VP UltraShort OTC	1.63%
ProFund VP UltraSmall-Cap	1.63%
ProFund VP Utilities	1.63%

NON-OPERATIONAL PROFUNDS VP

Fund Name	Expense Limit
ProFund VP Airlines	1.63%
ProFund VP Broad Market	1.63%
ProFund VP Bull Plus	1.63%
ProFund VP Dividend Equities	1.63%
ProFund VP Emerging Markets	1.63%
ProFund VP EqualOTC	1.63%
ProFund VP Falling U.S. Dollar	1.63%
ProFund VP International	1.63%
ProFund VP Leisure Goods	1.63%
ProFund VP Mid-Cap	1.63%
ProFund VP Mobile Telecommunications	1.63%
ProFund VP Natural Resources	1.63%
ProFund VP Oil Equipment, Services & Distribution	1.63%
ProFund VP Rising U.S. Dollar	1.63%
ProFund VP Short Asia	1.63%
ProFund VP Short Basic Materials	1.63%
ProFund VP Short Biotechnology	1.63%
ProFund VP Short Broad Market	1.63%
ProFund VP Short Consumer Goods	1.63%
ProFund VP Short Consumer Services	1.63%
ProFund VP Short Dividend Equities	1.63%
ProFund VP Short Emerging Markets	1.63%
ProFund VP Short EqualOTC	1.63%
ProFund VP Short Europe 30	1.63%
ProFund VP Short Financials	1.63%
ProFund VP Short Health Care	1.63%

B-2

Fund Name	Expense Limit
ProFund VP Short Industrials	1.63%
ProFund VP Short International	1.63%
ProFund VP Short Japan	1.63%
ProFund VP Short Oil & Gas	1.63%
ProFund VP Short Oil Equipment, Services & Distribution	1.63%
ProFund VP Short Precious Metals	1.63%
ProFund VP Short Real Estate	1.63%
ProFund VP Short Technology	1.63%
ProFund VP Short Telecommunications	1.63%
ProFund VP Short Transportation	1.63%
ProFund VP Short Utilities	1.63%
ProFund VP Transportation	1.63%
ProFund VP U.S. Government 10	1.33%
ProFund VP Ultra Latin America	1.63%
ProFund VP UltraBear	1.63%
ProFund VP UltraDow 30	1.63%
ProFund VP UltraEurope	1.63%
ProFund VP UltraInternational	1.63%
ProFund VP UltraShort International	1.63%
ProFund VP UltraShort Latin America	1.63%
ProFund VP UltraShort Mid-Cap	1.63%
ProFund VP UltraShort Small-Cap	1.63%

B-3